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                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): January 28, 2000



                              GEOWORKS CORPORATION
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             (Exact name of registrant as specified in its charter)


           Delaware                     000-23926                 94-292037
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(State or other jurisdiction of   (Commission File No.)       (I.R.S. Employer
incorporation or organization)                               Identification No.)


   960 Atlantic Avenue, Alameda, California                      94501
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   (Address of principal executive offices)                   (Zip code)

                                  510-814-1660
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)

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ITEM 5: OTHER EVENTS.

The Registrant announced a licensing program concerning patented intellectual property rights relating to the Wireless Application Protocol (WAP) and the Wireless Markup Language (WML) specification.

For additional information, see the press release regarding this event, which is attached hereto as Exhibit 99.04.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits.

     99.04     Press release of the Company dated January 19, 2000.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned executive officer.



Date: January 28, 2000
                                       GEOWORKS CORPORATION



                                       by: /s/  Donald G. Ezzell
                                       ------------------------------
                                       Donald G. Ezzell
                                       General Counsel and Secretary
                                       (Duly Authorized Officer)



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                              GEOWORKS CORPORATION

                                INDEX TO EXHIBITS



Exhibit No.       Description
-----------       ------------
99.04             Press release of the Company dated January 19, 2000.



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